UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file
number 811-00266

Tri-Continental
Corporation
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Michael G. Clarke
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)
345-6611
Date of fiscal year end: Last Day of December
Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

Semiannual Report
June 30, 2026 (Unaudited)
Tri-Continental
Corporation
Not FDIC or NCUA Insured No Financial Institution Guarantee May Lose Value

If you elect to receive the stockholder report for
Tri-Continental
Corporation (the Fund) in paper, mailed to you, the Fund mails one stockholder report to each stockholder address, unless such stockholder elects to receive stockholder reports from the Fund electronically via
e-mail
or by having a paper notice mailed to you (Postcard Notice) that your Fund’s stockholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via
e-mail
or access them through Postcard Notice, please call stockholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Directors is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the SAI. You may obtain a copy of the SAI without charge by calling 800.345.6611, option 3; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent
12-month
period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT.
The Fund’s Form
N-PORT
filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form
N-PORT,
can also be obtained without charge, upon request, by calling 800.345.6611, option 3.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611, option 3. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Tri-Continental
Corporation | 2026

FUND AT A GLANCE
(Unaudited)

Portfolio management

David King, CFA
Co-Portfolio Manager
Managed Fund since 2011

Yan Jin
Co-Portfolio Manager
Managed Fund since 2012

Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2020

Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020

Oleg Nusinzon, CFA
Co-Portfolio Manager
Managed Fund since 2021

Price Per Share
	June 30, 2026	March 31, 2026	December 31, 2025
Market Price ($)	34.42	31.59	32.66
Net Asset Value ($)	38.15	35.61	36.35
The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end
funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2   Tri-Continental Corporation | 2026

FUND AT A GLANCE (continued)
(Unaudited)

The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets as of June 30, 2026. Derivatives are excluded from the tables unless otherwise noted. The Fund’s portfolio composition is subject to change.

Top Holdings
NVIDIA Corp.	4.4%
Apple, Inc.	3.8%
Alphabet, Inc., Class A	3.3%
Microsoft Corp.	2.4%
Meta Platforms, Inc., Class A	1.4%
Bristol-Myers Squibb Co.	1.4%
Chevron Corp.	1.3%
Cisco Systems, Inc.	1.2%
Amazon.com, Inc.	1.1%
Micron Technology, Inc.	1.0%

Equity Sector Allocation
Information Technology	22.7%
Financials	10.1%
Health Care	7.5%
Communication Services	6.8%
Industrials	6.5%
Consumer Discretionary	5.9%
Consumer Staples	3.7%
Utilities	3.7%
Energy	3.0%
Real Estate	2.4%
Materials	1.6%

Asset Categories
Common Stocks	66.8%
Corporate Bonds	18.1%
Convertible Preferred Stocks	7.0%
Convertible Bonds	6.2%
Money Market Funds	1.6%
Others	0.2%

Tri-Continental Corporation | 2026   3

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS
(Unaudited)

Fund Investment Objective
The Fund seeks to produce future growth of both capital and income while providing reasonable current income. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund Board without stockholder approval.
Fund Investment Strategies and Policies
The Fund invests primarily for the longer term and has no charter restrictions with respect to its investments. With respect to the Fund’s investments, assets may be held in cash or invested in all types of securities, that is, in common stocks, bonds, convertible bonds (including high yield instruments), debentures, notes, preferred and convertible preferred stocks, rights, and other securities or instruments, in whatever amounts or proportions the Investment Manager believes best suited to current and anticipated economic and market conditions.
The Fund may invest in debt/fixed income instruments and convertible securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds). The Fund may invest in debt instruments of any maturity and does not seek to maintain a particular dollar-weighted average maturity. A bond is issued with a specific maturity date, which is the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk the Fund and the Fund’s investors face as interest rates rise, but the Fund could receive a higher yield in return for that longer maturity and higher interest rate risk.
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets. The Fund also employs leverage through its outstanding shares of preferred stock.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may invest in derivatives, such as futures contracts (including equity futures and index futures), to equitize cash.
As of June 30, 2026, the Fund had invested 68.6% of its net assets in equity securities, 18.1% of its net assets in debt/fixed income instruments and 13.2% of its net assets in convertible securities.
The Fund’s current investment policies, in respect to which it has freedom of action, are:

•
it keeps investments in individual issuers within the limits permitted for diversified companies under the Investment Company Act of 1940, as amended (the 1940 Act) (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Fund’s total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);

•	it does not make investments with a view to exercising control or management;

•
it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Fund and all investments in investment company securities do not exceed 10% of total assets; and

•
it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the last ten fiscal years are shown under Financial Highlights.

The foregoing investment objective and policies may be changed by the Fund’s Board without stockholder approval, unless such a change would change the Fund’s status from a “diversified” to a
“non-diversified”
company under the 1940 Act. For purposes of applying the limitation set forth in its issuer diversification policy, under certain circumstances, the Fund may treat an investment, if any, in a municipal bond refunded with escrowed U.S. Government securities as an investment in U.S. Government securities.

4   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities, including the information technology sector. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.
The Fund’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Investment Manager has reserved freedom of action. The Fund:

•
may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Fund provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Fund;

•
may issue senior equity securities on a parity with, but not having preference or priority over, the preferred stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the preferred stock, then outstanding, shall be entitled as a preference over the common stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Fund;

•	may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

•	may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

•	does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry*;

*
For purposes of applying the limitation set forth in its concentration policy above, the Fund will generally use the industry classifications provided by the Global Industry Classification Standard (GICS) for classification of issuers of equity securities and the classifications provided by the Bloomberg U.S. Aggregate Bond Index for classification of issues of fixed-income securities. The Fund considers the investments of any underlying funds in which it invests, and will consider the portfolio positions applying the Time of Purchase Standard, which in the case of unaffiliated underlying funds is based on portfolio information made publicly available by them. The Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.

•
may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Fund’s total assets;

•	may not purchase or sell commodities or commodity contracts; and

•
may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. The Fund will not lend securities if the total of all such loans would exceed 33 1/3% of the Fund’s total assets, except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.

If the Fund issues senior securities, the Fund may not, to the extent required by the 1940 Act, declare dividends (except dividends payable in stock of the Fund) or other distributions on stock or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable.

Tri-Continental Corporation | 2026   5

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

During its last three fiscal years, the Fund did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans.
Principal Risks
An investment in the Fund involves risks. In particular, investors should consider Market Risk,
Large-Cap
Stock Risk, Interest Rate Risk, Credit Risk, and Convertible Securities Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund. See also the Fund’s “Risks and uncertainties” in the Notes to Financial Statements section.
Active Management Risk
.
The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/ or strategies.
Changing Distribution Level Risk.
The Fund normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Fund will vary and generally depend on the amount of income the Fund earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains arising from its investments may reduce its distribution level.
Convertible Securities Risk.
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.
Counterparty
Risk.
The risk exists that a counterparty to a transaction in a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations, including making payments to the Fund, due to financial difficulties. The Fund may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Fund’s NAV to fluctuate.
Credit Risk.
Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the issuer to make timely interest or principal payments, including changes in the financial condition of the issuer or in general economic conditions. Credit rating agencies, such as S&P Global Ratings, Moody’s Ratings, Fitch, DBRS and KBRA, assign credit ratings to certain debt instruments to indicate their credit risk. A rating downgrade by such agencies can negatively impact

6   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

the value of such instruments. Lower rated or unrated instruments held by the Fund may present increased credit risk as compared to higher-rated instruments.
Non-investment
grade debt instruments may be subject to greater price fluctuations and are more likely to experience a default than investment grade debt instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated instruments, or if the ratings of instruments held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Derivatives Risk
.
Derivatives may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter
(OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference). Derivatives may include those that are privately placed or otherwise exempt from SEC registration, including certain Rule 144A eligible securities. Derivatives could result in Fund losses if the underlying reference does not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial losses for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of an adverse movement in the value, price or rate of the underlying reference (market risk), the risk of an adverse movement in the value of underlying currencies (foreign currency risk) and the risk of an adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that the return on an investment may not keep pace with inflation (inflation risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Derivatives Risk – Futures
Contracts
Risk.
A futures contract is an exchange-traded derivative transaction between two parties in which a buyer (holding the “long” position) agrees to pay a fixed price (or rate) at a specified future date for delivery of an underlying reference from a seller (holding the “short” position). The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Futures positions are marked to market each day, and variation margin payment must be paid to or by the Fund. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk, and interest rate risk, while potentially exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

Tri-Continental Corporation | 2026   7

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

•
An
equity future
is a derivative that is an agreement for the contract holder to buy or sell a specified amount of an individual equity, a basket of equities, or the securities in an equity index on a specified date at a predetermined price.

Emerging
Market
Securities Risk
.
Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile, and may be more susceptible to market manipulation, than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries. Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities.
Foreign Securities Risk
.
Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid, making them more difficult to trade, than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics), possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Fund may be forced to sell or otherwise dispose of investments at inopportune times or prices, which could result in losses to the Fund and increased transaction costs. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. Additionally, investments in certain countries may subject the Fund to a number of tax rules, the application of which may be uncertain. Countries may amend or revise their existing tax laws, regulations and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of a country could reduce the after-tax
profits of the Fund, directly or indirectly, including by reducing the after-tax
profits of companies located in such countries in which the Fund invests, or result in unexpected tax liabilities for

8   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

the Fund. The performance of the Fund may also be negatively affected by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Frequent Trading Risk
.
The portfolio managers may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies. Frequent trading of investments increases the possibility that the Fund, as relevant, will realize taxable capital gains (including short-term capital gains, which are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes), which could reduce the Fund’s after-tax
return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
High-Yield Investments Risk
.
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality tend to be more sensitive to credit risk than higher-rated debt instruments and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These debt instruments typically pay a premium – a higher interest rate or yield – because of the increased risk of loss, including default. High-yield debt instruments may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated debt instruments. The ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the debt instruments and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated debt instruments are more likely to have difficulty making principal and interest payments than issuers of higher-rated debt instruments.
Interest Rate Risk
.
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk (the risk that the Fund will have to reinvest the money received in securities that have lower yields). The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.
Issuer Risk
.
An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other closed-end
funds.

Tri-Continental Corporation | 2026   9

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

Large-Cap
Stock Risk
.
Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
Leverage Risk
.
Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Fund’s assets and income. Any gain in the value of securities purchased or income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Fund’s common stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them that is less than the asset or income claims of the senior securities or cost of borrowed money causes the net asset value of the common stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called “leverage.” As of June 30, 2026, the only senior securities of the Fund outstanding were 752,740 shares of its preferred stock, $50 par value. The dividend rate as of June 30, 2026, on the preferred stock was $2.50 per annum payable quarterly. Based on the net asset value of the Fund’s common stock on June 30, 2026, the Fund’s portfolio requires an annual return of 0.09% in order to cover dividend payments on the preferred stock. For a description of such payments, see Capital Stock, Long-Term Debt, and Other Securities – Description of Capital Stock in the Fund’s prospectus. The following table illustrates the effect of leverage relating to presently outstanding preferred stock on the return available to a holder of the Fund’s common stock.

Assumed Return on Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	(10.28)%	(5.18)%	(0.09)%	5.00%	10.09%
The purpose of the table above is to assist you in understanding the effects of leverage caused by the Fund’s preferred stock. The percentages appearing in the table are hypothetical. Actual returns may be greater or less than those shown above.
The use of leverage creates certain risks for the Fund’s common stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s common stock. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share of common stock because of the Fund’s leveraged assets. For example, if the Fund was leveraged equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s common stockholders. These risks generally would make the Fund’s return to common stockholders more volatile. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so. Because the fees received by the Investment Manager are based on the net assets of the Fund (including assets attributable to the Fund’s preferred stock and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to maintain the preferred stock or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the common stockholders on the other hand.
Liquidity Risk
.
Liquidity risk is the risk
associated
with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Decreases in the number of financial institutions, including banks and broker-dealers, willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness

10   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. Certain types of investments, such as lower-rated securities or those that are purchased and sold in over-the-counter
markets, may be especially subject to liquidity risk. Securities or other assets in which the Fund invests may be traded in the over-the-counter
market rather than on an exchange and therefore may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market Risk
.
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value
assets in thinly traded and closed markets and could cause operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/asked spreads than those experienced by other closed-end
funds.
Preferred Stock Risk
.
Preferred stock is a type of stock that may pay dividends at a different rate than common stock of the same issuer, if at all, and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (the risk of losses attributable to changes in interest rates).
Quantitative Models Risk
.
Any quantitative models used by the Fund may not effectively identify purchases and sales of Fund investments and may cause the Fund to underperform other investment strategies for short or long periods of time. Performance will depend upon the quality and accuracy of the assumptions, theories and framework upon which a quantitative model is based. The success of a quantitative model will depend upon its accurate reflection of market conditions, with proper adjustments as market conditions change over time. Adjustments, or lack of adjustments, to the quantitative model, including as conditions change, as well as any errors or imperfections in the quantitative model, could adversely affect Fund performance. The performance of a quantitative model depends upon the quality of its design and effective execution under actual market conditions. Even a well-designed quantitative model cannot be expected to perform well in all market conditions or across all time intervals. Quantitative models may underperform in certain market

12   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

environments including stressed or volatile market conditions. Effective execution may depend, in part, upon subjective selection and application of factors and data inputs used by the quantitative model. Discretion may be used by the portfolio management team when determining the data collected and incorporated into a quantitative model. Shareholders should be aware that there is no guarantee that any specific data or type of data can or will be used in a quantitative model. The portfolio management team may also use discretion when interpreting and applying the results of a quantitative model, including emphasizing, discounting or disregarding its outputs. It is not possible or practicable for a quantitative model to factor in all relevant, available data. There is no guarantee that the data actually utilized in a quantitative model will be the most accurate data available or be free from errors. There can be no assurance that the use of any quantitative models will enable the Fund to achieve its objective.
Rule 144A and Other Exempted Securities Risk
.
The Fund may invest in privately placed and other securities or instruments exempt from SEC registration (collectively “private placements”), subject to certain regulatory restrictions. In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could adversely affect the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price). The Fund’s holdings of private placements may increase the level of Fund illiquidity if eligible buyers are unable or unwilling to purchase them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of private placements typically reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A eligible securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since the offering information is not filed with the SEC. Further, issuers of Rule 144A eligible securities can require recipients of the offering information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk
.
At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the information technology sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.

•
Information Technology Sector
.
The Fund is vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.

Unrated Securities Risk
.
The Fund may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s creditworthiness analysis than if the Fund invested exclusively in rated securities.

12   Tri-Continental Corporation | 2026

FUND INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND PRINCIPAL RISKS (continued)
(Unaudited)

Transactions in Derivatives
.
The Fund m
ay ent
er into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500
®
Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/ or the Fund’s shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by stockholders holding shares in a taxable account. See the Taxation section in the Statement of Additional Information for more information. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions.
Over-the-counter
instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter
market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount apply a value-at-risk-based
limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this report, the Fund is not required to maintain a comprehensive derivatives risk management program under Rule
18f-4
given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the Statement of Additional Information.

14   Tri-Continental Corporation | 2026

FEES AND EXPENSES, SHARE PRICE DATA AND SENIOR SECURITIES

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Common Stock.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Stockholder Transaction Expenses
Cash Purchase Plan Fees	$2.00	(a)

Annual Expenses (as a percentage of net assets attributable to common shares)
Management fees (b)	0.42%
Other expenses	0.04%
Acquired fund fees and expenses	0.08%
Total Annual Expenses Before Impact of Dividends on Preferred Stock (c)	0.54%
Impact of Dividends on Preferred Stock	0.10%
Total Annual Expenses, Including Impact of Dividends on Preferred Stock	0.64%

(a)
Stockholders participating in the Fund’s Cash Purchase Plan (the Cash Purchase Plan) pay a $2.00 fee per cash purchase transaction; there is no fee for automatic dividend re-investment
transactions in the Fund’s Automatic Dividend Investment Plan (the Automatic Dividend Investment Plan). See Automatic Dividend Investment Plan and Cash Purchase Plan below for a description of the related services.

(b)
The Fund’s management fee is 0.41% of the Fund’s average daily net assets (which includes assets attributable to the Fund’s common and preferred stock) and is borne by the holders of the Fund’s common stock (Common Stockholders). The management fee rate noted in the table reflects the rate paid by Common Stockholders as a percentage of the Fund’s net assets attributable to Common Stock.

(c)
“Total Annual Expenses Before Impact of Dividends on Preferred Stock” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Expenses to average net assets for Common Stock” shown in the
Financial Highlights
section of this report because “Total gross expenses” does not include acquired fund fees and expenses.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

•	you invest $1,000 in the Fund for the periods indicated,

•	your investment has a 5% return each year, and

•	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above (including the impact of dividends on preferred stock).
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Tri-Continental Corporation Common Stock	$7	$20	$36	$80
If dividends on the Fund’s $2.50 cumulative preferred stock (Preferred Stock) were not included, the total expenses incurred for 1, 3, 5 and 10 years would be $6, $17, $30, and $68, respectively.
The purpose of the tables above is to assist you in understanding the various costs and expenses you will bear directly or indirectly.
Share Price Data
The Fund’s Common Stock is traded primarily on the New York Stock Exchange (the Exchange). The following table shows the high and low closing prices of the Fund’s Common Stock on the Exchange for each calendar quarter since the beginning of 2024, as well as the net asset values and the range of the percentage (discounts)/premiums to net asset value per share that correspond to such prices.

14   Tri-Continental Corporation | 2026

FEES AND EXPENSES, SHARE PRICE DATA AND SENIOR SECURITIES (continued)

	Market Price ($)		Corresponding NAV ($)		Corresponding (Discount)/ Premium to NAV (%)
	High	Low	High	Low	High	Low
2024
1st Quarter	30.80	28.35	35.06	32.38	(12.15)	(12.45)
2nd Quarter	31.03	29.24	35.18	33.57	(11.80)	(12.90)
3rd Quarter	33.04	29.86	37.37	34.40	(11.59)	(13.20)
4th Quarter	34.67	31.01	39.24	35.36	(11.65)	(12.30)
2025
1st Quarter	32.91	30.40	36.82	34.30	(10.62)	(11.37)
2nd Quarter	31.84	27.37	36.10	31.52	(11.80)	(13.17)
3rd Quarter	34.11	31.70	37.72	35.85	(9.57)	(11.58)
4th Quarter	34.98	31.97	38.97	36.00	(10.24)	(11.19)
2026
1st Quarter	33.46	30.91	37.47	34.88	(10.70)	(11.38)
2nd Quarter	35.86	31.95	39.52	35.87	(9.26)	(10.93)
The Fund’s Common Stock has historically traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Fund’s Common Stock on June 30, 2026 were $34.42, $38.15, and (9.78)%, respectively.
Senior Securities — $2.50 Cumulative Preferred Stock
The following information is being presented with respect to the Fund’s Preferred Stock. The “Total Shares Outstanding” column presents the number of shares of Preferred Stock outstanding at the end of each year presented.
“Year-End
Asset Coverage Per Share” represents the total amount of net assets of the Fund in relation to each share of Preferred Stock outstanding as of the end of the respective year. The “Involuntary Liquidation Preference Per Share” is the amount each share of Preferred Stock would be entitled to upon involuntary liquidation of these shares. The “Average Daily Market Value Per Share” is the average daily market price per share of Preferred Stock throughout each respective year.

Year	Total Shares Outstanding	Year-End Asset Coverage Per Share ($)	Involuntary Liquidation Preference Per Share ($)	Average Daily Market Value Per Share ($)
2025	752,740	2,634	50	44.68
2024	752,740	2,526	50	46.02
2023	752,740	2,323	50	47.14
2022	752,740	2,145	50	50.54
2021	752,740	2,715	50	56.86
2020	752,740	2,368	50	56.23
2019	752,740	2,261	50	53.19
2018	752,740	1,951	50	50.71
2017	752,740	2,225	50	50.75
2016	752,740	2,004	50	51.61

Tri-Continental Corporation | 2026
15

PORTFOLIO OF INVESTMENTS
June 30, 2026 (Unaudited)
(Percentages represent value of investments compared to net assets)

Investments in Securities

Issuer	Shares	Value ($)
Common Stocks 66.8%
Communication Services 6.0%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	475,000	9,832,500
Comcast Corp., Class A	225,000	5,523,750
Verizon Communications, Inc.	200,000	8,468,000

Total		23,824,250

Interactive Media & Services 4.8%
Alphabet, Inc., Class A	189,303	67,651,213
Meta Platforms, Inc., Class A	52,477	29,559,769

Total		97,210,982

Media 0.1%
Versant Media Group, Inc.	75,000	2,700,750

Total Communication Services		123,735,982

Consumer Discretionary 5.6%
Automobile Components 0.2%
Aptiv PLC (a)	57,572	3,533,769

Automobiles 0.6%
General Motors Co.	24,745	1,907,345
Tesla, Inc. (a)	23,879	10,043,507

Total		11,950,852

Broadline Retail 1.4%
Amazon.com, Inc. (a)	98,547	23,487,693
Macy’s, Inc.	285,000	6,711,750

Total		30,199,443

Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	37,500	7,725,375
Expedia Group, Inc.	34,426	8,808,925
Las Vegas Sands Corp.	147,718	6,823,094

Total		23,357,394

Household Durables 0.3%
Dr. Horton, Inc.	10,221	1,664,796
Newell Brands, Inc.	600,000	3,684,000

Total		5,348,796

Specialty Retail 0.9%
Best Buy Co., Inc.	95,000	7,208,600
Ross Stores, Inc.	57,959	12,336,573

Total		19,545,173

Issuer	Shares	Value ($)
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 1.1%
Ralph Lauren Corp.	23,434	9,406,642
Tapestry, Inc.	93,919	13,747,863

Total		23,154,505

Total Consumer Discretionary		117,089,932

Consumer Staples 3.7%
Beverages 0.7%
Molson Coors Beverage Co., Class B	129,267	5,036,242
PepsiCo, Inc.	77,500	10,493,500

Total		15,529,742

Consumer Staples Distribution & Retail 0.1%
Kroger Co.	46,614	2,588,475

Food Products 0.4%
Mondelez International, Inc., Class A	135,000	7,808,400

Household Products 0.8%
Colgate-Palmolive Co.	21,601	1,980,380
Procter & Gamble Co.	93,307	13,682,538

Total		15,662,918

Personal Care Products 0.4%
Kenvue, Inc.	400,000	7,644,000
Tobacco 1.3%
Altria Group, Inc.	275,874	19,849,135
Philip Morris International, Inc.	45,000	8,140,950

Total		27,990,085

Total Consumer Staples		77,223,620

Energy 3.0%
Oil, Gas & Consumable Fuels 3.0%
Chevron Corp.	160,001	26,521,766
Crescent Energy Co., Class A	235,000	2,307,700
Diamondback Energy, Inc.	27,500	4,833,950
EOG Resources, Inc.	80,000	10,378,400
Exxon Mobil Corp.	70,183	9,595,420
Valero Energy Corp.	35,857	9,338,597

Total		62,975,833

Total Energy		62,975,833

The accompanying Notes to Financial Statements are an integral part of this statement.

16   Tri-Continental Corporation | 2026

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Shares	Value ($)
Common Stocks (continued)
Financials 8.7%
Banks 2.3%
Citigroup, Inc.	95,512	13,367,860
JPMorgan Chase & Co.	25,000	8,183,250
M&T Bank Corp.	35,000	8,330,350
U.S. Bancorp	311,019	18,785,547

Total		48,667,007

Capital Markets 3.4%
ARES Capital Corp.	450,000	8,338,500
Bank of New York Mellon Corp.	121,379	17,552,617
Blackrock, Inc.	9,269	8,912,700
Blackstone Secured Lending Fund	225,000	5,334,750
Charles Schwab Corp.	109,930	10,143,241
CME Group, Inc.	7,409	1,636,129
Morgan Stanley	50,000	10,452,000
S&P Global, Inc.	14,242	5,800,197

Total		68,170,134

Consumer Finance 0.6%
Synchrony Financial	176,918	13,454,614

Financial Services 0.9%
Clovis Liquidating Trust (a),(b),(c)	9,371,357	163,999
Mastercard, Inc., Class A	34,529	17,734,094

Total		17,898,093

Insurance 1.1%
Allstate Corp.	74,974	17,839,314
MetLife, Inc.	70,000	5,922,700

Total		23,762,014

Mortgage Real Estate Investment 0.4%
Starwood Property Trust, Inc.	500,000	8,190,000

Total Financials		180,141,862

Health Care 7.1%
Biotechnology 1.9%
AbbVie, Inc.	68,008	17,113,534
Amgen, Inc.	30,196	10,934,576
Argenx SE ADR (a)	1,239	1,149,507
BioMarin Pharmaceutical, Inc. (a)	19,534	1,117,735
Insmed, Inc. (a)	28,249	3,011,908
Vertex Pharmaceuticals, Inc. (a)	10,548	5,239,508

Total		38,566,768

Issuer	Shares	Value ($)
Common Stocks (continued)
Health Care Equipment & Supplies 0.3%
Medtronic PLC	70,000	5,476,100

Health Care Providers & Services 1.3%
Centene Corp. (a)	174,041	11,171,692
CVS Health Corp.	158,932	16,441,515

Total		27,613,207

Life Sciences Tools & Services 0.4%
Charles River Laboratories International, Inc. (a)	38,659	8,767,475

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	511,420	29,468,019
Merck & Co., Inc.	87,500	11,243,750
Pfizer, Inc.	494,310	11,902,985
Viatris, Inc.	869,602	13,809,280

Total		66,424,034

Total Health Care		146,847,584

Industrials 5.5%
Aerospace & Defense 1.4%
General Dynamics Corp.	48,975	17,348,904
Lockheed Martin Corp.	16,500	8,406,090
RTX Corp.	30,000	5,691,900

Total		31,446,894

Air Freight & Logistics 1.0%
FedEx Corp.	44,421	13,909,548
United Parcel Service, Inc., Class B	55,000	5,912,500

Total		19,822,048

Building Products 0.1%
A.O. Smith Corp.	25,946	1,627,333

Ground Transportation 0.3%
Union Pacific Corp.	20,000	5,440,000

Machinery 2.2%
Cummins, Inc.	19,165	13,668,670
Nordson Corp.	18,896	5,700,734
Pentair PLC	92,014	7,053,793
Snap-on, Inc.	34,289	13,797,893
Stanley Black & Decker, Inc.	75,000	7,059,000

Total		47,280,090

Professional Services 0.5%
Automatic Data Processing, Inc.	21,401	4,792,754

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   17

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Shares	Value ($)
Common Stocks (continued)
Broadridge Financial Solutions, Inc.	34,822	4,768,873

Total		9,561,627

Total Industrials		115,177,992

Information Technology 21.0%
Communications Equipment 2.1%
Arista Networks, Inc. (a)	111,561	18,951,983
Cisco Systems, Inc.	208,407	24,479,486

Total		43,431,469

Electronic Equipment, Instruments &
Components 1.3%
Corning, Inc.	35,000	8,940,050
Keysight Technologies, Inc. (a)	50,127	17,547,959

Total		26,488,009

IT Services 0.3%
International Business Machines Corp.	25,000	7,030,250

Semiconductors & Semiconductor
Equipment 8.8%
Advanced Micro Devices, Inc. (a)	9,632	5,595,325
Broadcom, Inc.	50,558	19,098,285
KLA Corp.	18,290	5,518,276
Lam Research Corp.	24,477	10,606,618
Micron Technology, Inc.	18,223	21,034,627
NVIDIA Corp.	460,327	92,106,830
Teradyne, Inc.	35,497	17,174,868
Texas Instruments, Inc.	37,500	11,177,625

Total		182,312,454

Software 4.1%
Adobe, Inc. (a)	48,206	9,883,194
Fortinet, Inc. (a)	94,744	14,554,573
Microsoft Corp.	130,864	48,814,889
Palantir Technologies, Inc., Class A (a)	81,358	9,492,038
ServiceNow, Inc. (a)	15,370	1,525,934

Total		84,270,628

Technology Hardware, Storage &
Peripherals 4.4%
Apple, Inc. (d)	269,770	78,060,648
HP, Inc.	325,000	7,130,500
Sandisk Corp. (a)	2,654	6,034,479

Total		91,225,627

Total Information Technology		434,758,437

Issuer	Shares	Value ($)
Common Stocks (continued)
Materials 1.5%
Chemicals 1.0%
CF Industries Holdings, Inc.	79,166	8,570,511
Eastman Chemical Co.	75,000	5,023,500
Nutrien Ltd.	90,000	5,665,500

Total		19,259,511

Metals & Mining 0.5%
Newmont Corp.	112,457	10,503,484

Total Materials		29,762,995

Real Estate 2.4%
Health Care REITs 0.3%
Healthcare Realty Trust, Inc.	275,000	5,546,750

Hotel & Resort REITs 0.2%
Host Hotels & Resorts, Inc.	260,394	6,173,942

Industrial REITs 0.3%
Prologis, Inc.	40,000	5,418,800

Office REITs 0.3%
BXP, Inc.	92,500	6,133,675

Residential REITs 0.3%
Invitation Homes, Inc.	175,000	5,286,750

Retail REITs 0.3%
Realty Income Corp.	87,500	5,421,500

Specialized REITs 0.7%
Equinix, Inc.	10,626	11,076,436
VICI Properties, Inc.	200,000	5,310,000

Total		16,386,436

Total Real Estate		50,367,853

Utilities 2.3%
Electric Utilities 1.8%
Duke Energy Corp.	45,000	5,696,100
Edison International	80,827	6,017,570
Entergy Corp.	50,000	5,743,000
Exelon Corp.	123,529	5,758,922
FirstEnergy Corp.	115,000	5,467,100
PG&E Corp.	523,899	8,811,981

Total		37,494,673

Gas Utilities 0.3%
UGI Corp.	160,000	5,526,400

The accompanying Notes to Financial Statements are an integral part of this statement.

18   Tri-Continental Corporation | 2026

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer		Shares	Value ($ )
Common Stocks (continued)
Independent Power and Renewable
Electricity Producers 0.2%
AES Corp.		331,697	4,862,678

Total Utilities			47,883,751

Total Common Stocks (Cost $910,030,353)			1,385,965,841

Issuer	Coupon Rate	Principal Amount ($)	Value ($ )
Convertible Bonds 6.2%
Auto Manufacturers 0.3%
Rivian Automotive, Inc. 03/15/2029	4.625%	4,500,000	5,330,105

Commercial Services 0.2%
Hertz Corp. (e) 07/01/2030	6.750%	2,500,000	2,335,483
10/01/2030	5.500%	7,500,000	2,446,188

Total			4,781,671

Diversified Financial Services 0.5%
Galaxy Digital Holdings LP (e) 05/01/2031	0.500%	6,000,000	5,107,853
WisdomTree, Inc. (e) 08/15/2030	4.625%	4,500,000	5,363,101

Total			10,470,954

Electric 0.9%
PG&E Corp. 12/01/2027	4.250%	5,000,000	5,110,000
PPL Capital Funding, Inc. (e) 12/01/2030	3.000%	5,000,000	5,084,000
WEC Energy Group, Inc. 06/01/2029	4.375%	7,000,000	8,673,000

Total			18,867,000

Energy - Alternate Sources 0.5%
Eos Energy Enterprises, Inc. (e) 12/01/2031	1.750%	8,500,000	6,336,624
Plug Power, Inc. (e) 12/01/2033	6.750%	2,400,000	3,186,507

Total			9,523,131

Entertainment 0.2%
Live Nation Entertainment, Inc. 01/15/2030	2.875%	4,800,000	5,728,799

Issuer	Coupon Rate	Principal Amount ($)	Value ($ )
Convertible Bonds (continued)
Environmental Control 0.1%
PureCycle Technologies, Inc. 07/01/2032	4.750%	2,700,000	2,735,560

Healthcare Services 0.3%
Oscar Health, Inc. (e) 09/01/2030	2.250%	3,800,000	5,592,840

Home Builders 0.3%
LCI Industries 03/01/2030	3.000%	5,000,000	5,620,301

Internet 0.0%
Farfetch Ltd. (f) 05/01/2027	0.000%	5,300,000	19,875

Investment Companies 0.4%
IREN Ltd. (e) 12/01/2033	1.000%	9,200,000	7,985,600

Mining 0.1%
Caledonia Mining Corp. PLC (e) 01/15/2033	5.875%	3,000,000	2,661,000

Oil & Gas 0.1%
Crescent Energy Co. (e) 03/15/2031	2.750%	2,700,000	2,655,450

Private Equity 0.2%
Hercules Capital, Inc. (e) 09/01/2028	4.750%	5,100,000	4,980,150

REITS 0.3%
Welltower OP LLC (e) 07/15/2029	3.125%	3,000,000	5,377,500

Software 1.2%
CoreWeave, Inc. (e) 10/01/2032	1.750%	4,800,000	5,283,840
Nebius Group NV (e) 03/15/2033	2.625%	5,000,000	8,842,871
Progress Software Corp. 03/01/2030	3.500%	5,800,000	5,573,386
Strategy, Inc. (g) 03/01/2030	0.000%	6,000,000	5,301,600

Total			25,001,697

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   19

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Convertible Bonds (continued)
Telecommunications 0.6%
AST SpaceMobile, Inc. (e) 04/15/2036	2.250%	6,000,000	6,438,000
BlackSky Technology, Inc. (e) 08/01/2033	8.250%	4,000,000	5,178,349

Total			11,616,349

Total Convertible Bonds (Cost $126,394,213)			128,947,982

Issuer .		Shares	Value ($)
Convertible Preferred Stocks 7.0%
Communication Services 0.8%
Interactive Media & Services 0.8%
Alphabet, Inc.	6.250%	165,000	8,273,100
Alphabet, Inc.	6.250%	165,000	8,284,650

Total			16,557,750

Total Communication Services			16,557,750

Consumer Discretionary 0.3%
Household Durables 0.3%
Whirlpool Corp.	8.500%	160,000	5,492,800

Total Consumer Discretionary			5,492,800

Financials 1.2%
Banks 0.5%
Bank of America Corp. (h)	7.250%	8,500	10,662,570

Capital Markets 0.7%
ARES Management Corp.	6.750%	130,000	4,891,900
KKR & Co., Inc.	6.250%	250,000	9,905,000

Total			14,796,900

Total Financials			25,459,470

Health Care 0.4%
Life Sciences Tools & Services 0.4%
Bruker Corp.	6.375%	18,500	8,191,985

Total Health Care			8,191,985

Industrials 1.0%
Aerospace & Defense 0.6%
Boeing Co.	6.000%	82,500	5,591,850
VSE Corp.	5.750%	100,000	5,780,000

Total			11,371,850

Issuer		Shares	Value ($)
Convertible Preferred Stocks (continued)
Trading Companies & Distributors 0.4%
QXO, Inc.	5.500%	170,000	8,380,830

Total Industrials			19,752,680

Information Technology 1.7%
Semiconductors & Semiconductor
Equipment 0.6%
Microchip Technology, Inc.	7.500%	160,000	12,299,200

Software 0.5%
Oracle Corp.	6.500%	240,000	10,771,200

Technology Hardware, Storage &
Peripherals 0.6%
Hewlett Packard Enterprise Co.	7.625%	120,000	13,937,873

Total Information Technology			37,008,273

Materials 0.2%
Chemicals 0.2%
Albemarle Corp.	7.250%	80,000	4,431,200

Total Materials			4,431,200

Utilities 1.4%
Electric Utilities 1.4%
NextEra Energy, Inc.	7.299%	155,000	8,321,285
PG&E Corp.	6.000%	135,000	5,579,148
PPL Corp.	7.000%	70,000	3,411,800
Southern Co.	7.125%	225,000	11,258,158

Total			28,570,391

Total Utilities			28,570,391

Total Convertible Preferred Stocks (Cost $135,491,312)			145,464,549

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds 18.1%
Advertising 0.5%
Clear Channel Outdoor Holdings, Inc. (e) 04/15/2028	7.750%	2,500,000	2,503,945
Neptune Bidco U.S., Inc. (e) 04/15/2029	9.290%	7,254,000	7,400,118

Total			9,904,063

The accompanying Notes to Financial Statements are an integral part of this statement.

20   Tri-Continental Corporation | 2026

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
Aerospace & Defense 0.5%
Boeing Co. 05/01/2054	6.858%	4,500,000	5,056,341
RTX Corp. 06/01/2042	4.500%	5,200,000	4,653,061

Total			9,709,402

Airlines 0.2%
American Airlines, Inc. (e) 02/15/2028	7.250%	4,700,000	4,758,277

Auto Manufacturers 0.5%
Nissan Motor Co. Ltd. (e) 07/17/2030	7.500%	4,500,000	4,638,928
Rivian Holdings LLC/Rivian LLC/Rivian Automotive LLC (e) 01/15/2031	10.000%	5,500,000	5,474,480

Total			10,113,408

Auto Parts & Equipment 0.3%
American Axle & Manufacturing, Inc. (e) 10/15/2033	7.750%	5,300,000	5,237,271

Banks 1.3%
Citigroup, Inc. (i) 09/19/2039	5.411%	5,000,000	4,948,602
JPMorgan Chase & Co. (i) 04/22/2052	3.328%	7,000,000	4,846,978
JPMorgan Chase & Co. (h),(i)
Series OO 04/01/2030	6.500%	4,700,000	4,806,802
M&T Bank Corp. (i) 04/18/2036	5.295%	5,500,000	5,453,209
Morgan Stanley (i) 03/13/2047	5.900%	5,200,000	5,262,279

Total			25,317,870

Beverages 0.3%
Primo Water Holdings, Inc./Triton Water Holdings, Inc. (e) 04/01/2029	6.250%	7,000,000	7,027,772

Chemicals 0.8%
INEOS Finance PLC (e) 04/15/2029	7.500%	5,200,000	5,052,994
Innophos Holdings, Inc. (e) 06/15/2029	11.500%	5,500,000	5,083,606

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
Olympus Water U.S. Holding Corp. (e) 10/01/2029	6.250%	7,500,000	7,377,168

Total			17,513,768

Commercial Services 0.5%
Deluxe Corp. (e) 06/01/2029	8.000%	5,000,000	5,036,291
Hertz Corp. (e) 07/15/2029	12.625%	6,000,000	4,879,646

Total			9,915,937

Computers 0.5%
Hewlett Packard Enterprise Co. 10/15/2054	5.600%	5,700,000	5,289,285
International Business Machines Corp. 02/06/2053	5.100%	6,000,000	5,259,712

Total			10,548,997

Electric 1.9%
Duke Energy Corp. (i) 09/01/2054	6.450%	4,900,000	5,078,321
Entergy Corp. (i) 12/01/2054	7.125%	4,700,000	4,858,635
Entergy Louisiana LLC 03/15/2055	5.800%	5,500,000	5,498,670
FirstEnergy Corp.
Series C 03/01/2050	3.400%	15,000,000	10,207,806
Pacific Gas & Electric Co. 07/01/2050	4.950%	6,000,000	5,007,110
Wisconsin Electric Power Co. 10/01/2054	5.050%	9,000,000	8,171,040

Total			38,821,582

Entertainment 0.9%
Scientific Games Holdings LP/Scientific Games U.S. FinCo,
Inc. (e) 03/01/2030	6.625%	9,500,000	8,126,980
Starz Capital Holdings LLC (e) 04/15/2029	5.500%	11,500,000	10,389,302

Total			18,516,282

Food 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/ Albertsons LLC (e) 03/31/2031	5.500%	4,000,000	3,912,512
Safeway, Inc. 02/01/2031	7.250%	4,200,000	4,423,269

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   21

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
United Natural Foods, Inc. (e) 10/15/2028	6.750%	5,530,000	5,526,227

Total			13,862,008

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (e) 06/01/2030	9.500%	4,700,000	5,042,738

Hand & Machine Tools 0.2%
Stanley Black & Decker, Inc. 11/15/2048	4.850%	6,000,000	5,110,241

Health Care Equipment & Supplies 0.2%
Quotient Holdings Fin Co. Ltd. (b),(c),(e),(j) 04/15/2030	12.000%	3,715,225	3,603,768

Healthcare Services 0.5%
Acadia Healthcare Co., Inc. (e) 03/15/2033	7.375%	2,700,000	2,781,208
Star Parent, Inc. (e) 10/01/2030	9.000%	6,800,000	7,134,233

Total			9,915,441

Housewares 0.4%
Newell Brands, Inc. 04/01/2036	7.375%	2,500,000	2,536,179
04/01/2046	7.500%	5,000,000	4,662,310
SWF Holdings I Corp. (e) 10/01/2029	6.500%	7,500,000	613,009

Total			7,811,498

Insurance 0.2%
MetLife, Inc. 07/15/2052	5.000%	5,500,000	4,951,701

Media 0.2%
McGraw-Hill Education, Inc. (e) 08/01/2029	8.000%	5,000,000	5,010,026

Oil & Gas 1.4%
Hilcorp Energy I LP/Hilcorp Finance Co. (e) 04/15/2030	6.000%	5,500,000	5,403,177
Nabors Industries, Inc. (e) 08/15/2031	8.875%	5,000,000	5,135,050
Occidental Petroleum Corp. 07/15/2044	4.500%	9,340,000	7,696,889
04/15/2046	4.400%	9,600,000	8,055,243

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
Transocean Aquila Ltd. (e) 09/30/2028	8.000%	3,200,000	3,267,068

Total			29,557,427

Packaging & Containers 0.7%
Mauser Packaging Solutions Holding Co. (e) 04/15/2030	9.250%	9,000,000	8,885,983
Sword Purchaser LLC (e) 04/15/2034	10.500%	4,565,000	4,770,374

Total			13,656,357

Pharmaceuticals 0.7%
1261229 BC Ltd. (e) 04/15/2032	10.000%	4,800,000	4,858,740
AbbVie, Inc. 03/15/2055	5.600%	5,400,000	5,351,866
CVS Health Corp. (i) 03/10/2055	7.000%	4,500,000	4,668,651

Total			14,879,257

Real Estate 0.0%
WeWork Cos. LLC (b),(c),(e),(f) 08/15/2027	0.000%	4,500,000	0

REITS 0.5%
Invitation Homes Operating Partnership LP 02/01/2035	4.875%	5,500,000	5,319,756
Prologis LP 03/15/2054	5.250%	5,700,000	5,393,083

Total			10,712,839

Retail 0.8%
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (e) 01/15/2030	6.750%	10,500,000	10,297,001
Michaels Cos., Inc. (e) 03/15/2034	11.000%	5,700,000	5,580,007

Total			15,877,008

Semiconductors 0.2%
Broadcom, Inc. 02/15/2041	3.500%	6,200,000	4,952,350

Software 2.0%
AthenaHealth Group, Inc. (e) 02/15/2030	6.500%	5,500,000	5,274,043
Cloud Software Group, Inc. (e) 03/31/2029	6.500%	5,200,000	5,047,482

The accompanying Notes to Financial Statements are an integral part of this statement.

22   Tri-Continental Corporation | 2026

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
09/30/2029	9.000%	5,200,000	5,048,769
CoreWeave, Inc. (e) 06/01/2030	9.250%	7,700,000	7,747,396
10/01/2031	9.750%	2,500,000	2,493,493
Oracle Corp. 02/04/2046	6.550%	8,000,000	7,546,321
Rocket Software, Inc. (e) 02/15/2029	6.500%	9,000,000	8,110,805

Total			41,268,309

Telecommunications 0.6%
APLD ComputeCo LLC (e) 12/15/2030	9.250%	7,000,000	7,552,245
Telesat Canada/Telesat LLC (e) 10/15/2027	6.500%	5,286,000	3,702,118

Total			11,254,363

Toys, Games, & Hobbies 0.2%
Mattel, Inc. 10/01/2040	6.200%	1,430,000	1,430,375
11/01/2041	5.450%	745,000	682,613
Mattel, Inc. (e) 04/01/2029	3.750%	3,000,000	2,909,597

Total			5,022,585

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Corporate Bonds (continued)
Transportation 0.2%
Union Pacific Corp.
02/20/2035	5.100%	4,900,000	4,973,389

Total Corporate Bonds (Cost $384,428,539)			374,845,934

Issuer		Shares	Value ($ )
Preferred Stocks 0.2%
Financials 0.2%
Banks 0.2%
Citigroup Capital XIII	10.295%	165,000	4,743,750

Total Financials			4,743,750

Total Preferred Stocks (Cost $4,356,642)			4,743,750

		Shares	Value ($)
Money Market Funds 1.6%
Columbia Short-Term Cash Fund, 3.767% (k),(l)		33,710,276	33,690,050

Total Money Market Funds (Cost $33,692,585)			33,690,050

Total Investments in Securities (Cost $1,594,393,644)			2,073,658,106

Other Assets & Liabilities, Net			2,103,260

Net Assets			2,075,761,366

Notes to Portfolio of Investments

(a)	Non-income producing investment.
(b)	Valuation based on significant unobservable inputs.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Directors. At June 30, 2026, the total value of these securities amounted to $3,767,767, which represents 0.18% of total net assets.

(d)	This security or a portion of this security has been pledged as collateral in connection with investments sold short and/or derivative contracts.
(e)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At June 30, 2026, the total value of these securities amounted to $297,549,203, which represents 14.33% of total net assets.

(f)	Represents a security in default. (g) Zero coupon bond.
(h)	Perpetual security with no specified maturity date. The date shown reflects the next call date.
(i)
Fixed-to-floating
rate security. The interest rate shown reflects the rate in effect at period end. The security pays a fixed rate of interest until its reset date and thereafter will bear interest at a floating rate based on a reference rate plus a spread.

(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash. (k) The rate shown is the seven-day current annualized yield at June 30, 2026.

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   23

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

(l)
Under the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the Period ended June 30, 2026 are as follows:

Affiliated issuers	Beginning of period ($)	Purchases ($)	Sales ($)	Net change in unrealized appreciation (depreciation) ($)	End of period ($)	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends ($)	End of period shares
Columbia Short-Term Cash Fund
	15,324,308	248,454,785	(230,084,970)	(4,073)	33,690,050	—	11,196	373,337	33,710,276
Abbreviation Legend

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
Currency Legend

USD	US Dollar
At June 30, 2026, securities and/or cash totaling $3,551,605 were pledged as collateral.
Investments in Derivatives
Long futures contracts

Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
CME E-mini S&P 500 Index Futures	65	09/2026	USD	24,531,813	376,669	—
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2026:
Asset derivatives

Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	376,669	*

Total		376,669

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this statement.

24   Tri-Continental Corporation | 2026

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2026:

Amount of realized gain (loss) on derivatives recognized in Income
Risk exposure category	Futures contracts ($)
Equity risk	318,570

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	368,088

The following table is a summary of the average monthly outstanding volume by derivative instrument for the six months ended June 30, 2026:

Derivative instrument	Average notional amounts ($)
Futures contracts — long	12,768,308

Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:

•
Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by Columbia Management Investment Advisers, LLC (the Investment Manager), along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/ or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Directors (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting
members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of the Investment Manager report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   25

PORTFOLIO OF INVESTMENTS (continued)
June 30, 2026 (Unaudited)
Fair value measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2026:

	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	123,735,982	—	—	123,735,982
Consumer Discretionary	117,089,932	—	—	117,089,932
Consumer Staples	77,223,620	—	—	77,223,620
Energy	62,975,833	—	—	62,975,833
Financials	179,977,863	—	163,999	180,141,862
Health Care	146,847,584	—	—	146,847,584
Industrials	115,177,992	—	—	115,177,992
Information Technology	434,758,437	—	—	434,758,437
Materials	29,762,995	—	—	29,762,995
Real Estate	50,367,853	—	—	50,367,853
Utilities	47,883,751	—	—	47,883,751

Total Common Stocks	1,385,801,842	—	163,999	1,385,965,841

Convertible Bonds	—	128,947,982	—	128,947,982
Convertible Preferred Stocks
Communication Services	—	16,557,750	—	16,557,750
Consumer Discretionary	—	5,492,800	—	5,492,800
Financials	—	25,459,470	—	25,459,470
Health Care	—	8,191,985	—	8,191,985
Industrials	—	19,752,680	—	19,752,680
Information Technology	—	37,008,273	—	37,008,273
Materials	—	4,431,200	—	4,431,200
Utilities	—	28,570,391	—	28,570,391

Total Convertible Preferred Stocks	—	145,464,549	—	145,464,549

Corporate Bonds	—	371,242,166	3,603,768	374,845,934
Preferred Stocks
Financials	4,743,750	—	—	4,743,750

Total Preferred Stocks	4,743,750	—	—	4,743,750

Money Market Funds	33,690,050	—	—	33,690,050

Total Investments in Securities	1,424,235,642	645,654,697	3,767,767	2,073,658,106

Investments in Derivatives
Asset
Futures Contracts	376,669	—	—	376,669

Total	1,424,612,311	645,654,697	3,767,767	2,074,034,775

See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

26   Tri-Continental Corporation | 2026

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2026 (Unaudited)

Assets
Investments in securities, at value	$—
Unaffiliated issuers (cost $1,560,701,059)	$2,039,968,056
Affiliated issuers (cost $33,692,585)	33,690,050
Cash	216,000
Receivable for:	—
Investments sold	457,603
Dividends	2,473,627
Interest	8,432,934
Foreign tax reclaims	3,438
Variation margin for futures contracts	156,000
Prepaid expenses	67,731

Total assets	2,085,465,439

Liabilities
Payable for:	—
Investments purchased	8,558,682
Preferred Stock dividends	469,600
Management services fees	138,291
Stockholder servicing and transfer agent fees	24,557
Stockholders’ meeting fees	15,283
Compensation of chief compliance officer	155
Compensation of board members	26,895
Other expenses	7,395
Deferred compensation of board members	463,215

Total liabilities	9,704,073

Net assets	$2,075,761,366

Preferred Stock	37,637,000

Net assets for Common Stock	$2,038,124,366

Represented by
$2.50 Cumulative Preferred Stock, $50 par value, asset coverage per share $2,758 Shares issued and outstanding - 752,740	37,637,000
Common Stock, $0.50 par value:
Shares issued and outstanding –53,422,525	26,711,263
Capital surplus	1,448,413,436
Total distributable earnings (loss)	562,999,667

Net assets	$2,075,761,366

Net asset value per share of outstanding Common Stock	$38.15
Market price per share of Common Stock	$34.42

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   27

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2026 (Unaudited)

Net investment income
Income:
Dividends - unaffiliated issuers	$18,116,337
Dividends - affiliated issuers	373,337
Interest	16,830,529
Foreign taxes withheld	(10,272)

Total income	35,309,931

Expenses:
Management services fees	4,108,855
Stockholder servicing and transfer agent fees	153,609
Custodian fees	8,770
Printing and postage fees	25,441
Stockholders meeting fees	25,869
Accounting services fees	26,831
Legal fees	3,801
Interest on collateral	370
Compensation of chief compliance officer	153
Compensation of board members	26,501
Deferred compensation of board members	74,784
Other	54,575

Total expenses	4,509,559

Net investment income (a)	30,800,372

Realized and unrealized gain (loss) - net
Net realized gain on:	—
Investments - unaffiliated issuers	88,156,905
Investments - affiliated issuers	11,196
Foreign currency translations	1,270
Futures contracts	318,570
Net realized gain	88,487,941
Net change in unrealized appreciation (depreciation) on:	—
Investments - unaffiliated issuers	35,417,563
Investments - affiliated issuers	(4,073)
Futures contracts	368,088
Net change in unrealized appreciation	35,781,578
Net realized and unrealized gain	124,269,519

Net increase in net assets resulting from operations	$155,069,891

(a)	Net investment income for Common Stock is $29,859,447, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

28   Tri-Continental Corporation | 2026

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2026	Year Ended
	(Unaudited)	December 31, 2025
Operations	—	—
Net investment income	$30,800,372	$59,637,543
Net realized gain	88,487,941	136,370,778
Net change in unrealized appreciation	35,781,578	58,300,489

Net increase in net assets resulting from operations	155,069,891	254,308,810
Distributions to stockholders	—	—
Net investment income and net realized gains
Preferred Stock	(940,925)	(1,881,850)
Common Stock	(58,967,818)	(201,815,658)

Total distributions to stockholders	(59,908,743)	(203,697,508)

Increase (decrease) in net assets from capital stock activity	(2,203,136)	30,823,525

Total increase in net assets	92,958,012	81,434,827
Net Assets:	—	—
Net assets at beginning of period	1,982,803,354	1,901,368,527

Net assets at end of period	$2,075,761,366	$1,982,803,354

	Six Months Ended
	June 30, 2026		Year Ended
	(Unaudited)		December 31, 2025
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Common Stock issued at market price in distributions	750,759	25,923,931	3,194,017	101,906,813
Common Stock issued to cash purchase plan participants	17,249	604,372	37,958	1,184,727
Common Stock purchased from cash purchase plan participants	(247,378)	(8,352,256)	(636,636)	(20,589,629)
Common Stock purchased in the open market	(613,685)	(20,379,183)	(1,612,817)	(51,678,386)

Net increase (decrease)	(93,055)	(2,203,136)	982,522	30,823,525

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   29

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FINANCIAL HIGHLIGHTS

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.
Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales commissions or transaction costs you may incur in purchasing or selling shares of the Fund, or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.
The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and is not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders and are annualized for periods of less than one year. A zero balance may reflect an amount rounding to less than $0.01 or 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   31

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31,
			2025		2024
Per share data
Net asset value, beginning of period	$36.35		$35.48		$32.66
Income (loss) from investment operations:
Net investment income	0.58		1.15		1.15
Net realized and unrealized gain (loss)	2.34		3.76		5.06

Total from investment operations	2.92		4.91		6.21

Less distributions to Stockholders from:
Net investment income – Preferred Stock	(0.02)		(0.04)		(0.04)
Net investment income – Common Stock	(0.57)		(1.10)		(1.12)
Net realized gains – Common Stock	(0.54)		(2.81)		(2.24)

Total distributions to Stockholders	(1.13)		(3.95)		(3.40)

(Dilution) Anti-dilution in net asset value from share purchases (via dividend reinvestment program and cash purchase plan) (a)	(0.05)		(0.26)		(0.20)
Anti-dilution in net asset value from share buy-backs (via stock repurchase program and cash purchase plan) (a)	0.06		0.17		0.21
Net asset value, end of period	$38.15		$36.35		$35.48
Adjusted net asset value, end of period (b)	$38.02		$36.22		$35.35
Market price, end of period	$34.42		$32.66		$31.69
Total return
Based upon net asset value	8.38%		15.45%		20.53%
Based upon market price	8.84%		16.14%		21.96%
Ratios to average net assets
Expenses to average net assets for Common Stock (c)	0.46	% (d)	0.46	% (d)	0.47	% (d)
Net investment income to average net assets for Common Stock	3.12%		3.07%		3.13%
Supplemental data
Net assets, end of period (000’s):
Common Stock	$2,038,124		$1,945,166		$1,863,732
Preferred Stock	$37,637		$37,637		$37,637

Total net assets	$2,075,761		$1,982,803		$1,901,369

Portfolio turnover	27%		49%		48%
Notes to Financial Highlights

(a)	Prior to the period ended December 31, 2022, per share amounts were only presented if the net dilution/anti-dilution impact was material relative to the Fund’s average net assets for Common Stock.
(b)	Assumes the exercise of outstanding warrants.
(c)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include interest on collateral expense which is less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

32   Tri-Continental Corporation | 2026

FINANCIAL HIGHLIGHTS (continued)

Year Ended December 31,
2023		2022		2021		2020	2019	2018	2017	2016

$29.07		$36.69		$33.26		$31.03	$26.58	$29.88	$25.91	$23.49

1.12		1.11		1.07		1.05	1.03	0.99	0.93	0.90
3.66		(6.53)		7.28		2.86	5.39	(2.35)	4.24	2.33

4.78		(5.42)		8.35		3.91	6.42	(1.36)	5.17	3.23

(0.04)		(0.03)		(0.04)		(0.04)	(0.04)	(0.03)	(0.03)	(0.03)
(1.12)		(1.08)		(1.05)		(1.07)	(1.01)	(0.96)	(1.07)	(0.91)
(0.14)		(1.15)		(3.64)		(0.57)	(0.92)	(0.95)	(0.10)	—

(1.30)		(2.26)		(4.73)		(1.68)	(1.97)	(1.94)	(1.20)	(0.94)

(0.07)		(0.10)		(0.32)		—	—	—	—	(0.06)

0.18		0.16		0.13		—	—	—	—	0.19
$32.66		$29.07		$36.69		$33.26	$31.03	$26.58	$29.88	$25.91
$32.54		$28.97		$36.57		$33.14	$30.92	$26.48	$29.77	$25.83
$28.83		$25.63		$33.19		$29.47	$28.20	$23.52	$26.94	$22.05

17.74%		(14.10%)		26.76%		14.17%	25.20%	(4.10%)	20.82%	15.25%
17.88%		(16.28%)		29.41%		11.31%	28.59%	(5.88%)	28.00%	15.08%

0.47	% (d)	0.46	% (d)	0.46	% (d)	0.48%	0.49%	0.49%	0.49%	0.50%
3.54%		3.35%		2.77%		3.45%	3.32%	3.14%	3.21%	3.59%

$1,711,091		$1,577,033		$2,005,857		$1,745,135	$1,664,401	$1,431,211	$1,637,553	$1,470,843
$37,637		$37,637		$37,637		$37,637	$37,637	$37,637	$37,637	$37,637

$1,748,728		$1,614,670		$2,043,494		$1,782,772	$1,702,038	$1,468,848	$1,675,190	$1,508,480

48%		48%		56%		67%	60%	63%	95%	82%

The accompanying Notes to Financial Statements are an integral part of this statement.

Tri-Continental Corporation | 2026   33

NOTES TO FINANCIAL STATEMENTS
June 30, 2026 (Unaudited)

Note 1. Organization
Tri-Continental
Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end
management investment company.
The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange under the symbol “TY”.
The Fund’s Preferred Stock is entitled to two votes per share and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the holders of the Fund’s Preferred Stock (Preferred Stockholders) are entitled, voting separately as a class to the exclusion of the holders of the Fund’s Common Stock (Common Stockholders), to elect two additional directors, with such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946,
Financial Services - Investment Companies (ASC 946)
. The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
The intent of FASB Accounting Standards Update
2023-07,
Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures. The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined
in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

34   Tri-Continental Corporation | 2026

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Directors. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size
trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)) are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Directors. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

Tri-Continental Corporation | 2026   35

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

A derivative instrument may suffer a
marked-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter
derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the primary counterparty credit risk is the risk of failure of the clearinghouse. However, credit risk still exists in exchange-traded and centrally cleared derivatives with respect to any collateral that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is not remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata
basis across all the clearing broker’s customers (including the Fund) by account class, potentially resulting in losses to the Fund.
In connection with certain
over-the-counter
derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter
derivatives and forward foreign exchange contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default
(close-out
netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter
derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter
derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market
amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of
over-the-counter
derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities markets or to movements in interest rates and currency values. The Fund invests in futures contracts as part of its primary investment strategy and/or to equitize its cash flows. Investments in futures contracts may increase or decrease exposure

36   Tri-Continental Corporation | 2026

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

to a particular market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable
tax withholdings, on the
ex-dividend
date or upon receipt of an
ex-dividend
notification in the case of certain foreign securities.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on
non-accrual
status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
The value of additional securities received as an income payment through a payment-in-kind,
if any, is recorded as interest income and increases the cost basis of such securities.

Tri-Continental Corporation | 2026   37

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets for common stock of the Fund by the total number of outstanding common shares of the Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to stockholders
The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders at least annually.
Dividends and other distributions to stockholders are recorded on ex-dividend
dates.
Guarantees and indemnifications
Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice and is responsible for administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase and it is borne by the holders of the Fund’s Common Stock. The annualized effective management services fee rate for the six months ended June 30, 2026 was 0.42% of the Fund’s average daily net assets for Common Stock, paid by Common Stockholders (and 0.41% of the Fund’s total average daily net assets).

38   Tri-Continental Corporation | 2026

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Compensation of Board members
Members of the Board of Directors who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Directors may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Directors’ fees deferred during the current period as well as any gains or losses on the Directors’ deferred compensation balances as a result of market fluctuations, is included in “Deferred compensation of board members” in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Directors has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Stockholder servicing fees
Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund stockholder accounts and records and provides Fund stockholder services. Under the Stockholder Service Agent Agreement, the Fund pays the Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of Common Stock open accounts. The Servicing Agent is also entitled to reimbursement for out-of-pocket
fees.
For the six months ended June 30, 2026, the Fund’s annualized effective stockholder servicing and transfer agent fee rate as a percentage of Common Stock average net assets was 0.02%.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At June 30, 2026, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

	Gross	Gross
	unrealized	unrealized	Net unrealized
Tax cost ($)	appreciation ($)	(depreciation) ($)	appreciation ($)
1,594,394,000	556,715,000	(77,074,000)	479,641,000

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Tri-Continental Corporation | 2026   39

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, for the six months ended June 30, 2026, were as follows:

Non-U.S. government purchases ($)	Non-U.S. government proceeds from sales ($)
533,855,668	569,694,404
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Capital stock transactions
Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The equivalent figure at June 30, 2026, was $2,758. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at June 30, 2026) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.
Automatic Dividend Investment Plan, Cash Purchase Plan and Stock Repurchase Program
The Fund makes available the Automatic Dividend Investment Plan and the Cash Purchase Plan (collectively, the Investment Plans) to any Common Stockholder with a
Direct-at-Fund
Account (as defined below) that wishes to purchase additional shares of the Fund. The Automatic Dividend Investment Plan provides stockholders with the option to add to their investment with reinvested distributions from the Fund, and the Cash Purchase Plan provides stockholders with the option to add to their investment with cash purchases.
Direct-at-Fund
Account holders may participate in one or both of the Investment Plans.
Direct-at-Fund
Account stockholders will automatically be enrolled in the reinvested distributions option under the Automatic Dividend Investment Plan, but must elect to participate in the cash purchase option under the Cash Purchase Plan.
Automatic Dividend Investment Plan.
Under the Automatic Dividend Investment Plan, you may elect to purchase additional shares of the Fund’s Common Stock with dividends or other distributions on shares of the Fund owned. For
Direct-at-Fund
Accounts, unless the Servicing Agent is otherwise instructed by you as described below, 100% of distributions on the Common Stock are automatically paid in book shares of Common Stock, which are entered in your Fund account as “book credits.” You may otherwise elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any request to change your distribution payment option must be received by the Servicing Agent by the record date for a distribution in order for the change to take effect for such distribution. Elections received after a record date for a distribution will be effective for the next distribution. Shares issued to the stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale or bid price, plus applicable commission, of the Common Stock on the New York Stock Exchange on the
ex-dividend
date or (ii) the greater of NAV per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on the
ex-dividend
date (without adjustment for the exercise of Warrants remaining outstanding). The issuance of Common Stock at less than NAV per share will dilute the NAV of all Common Stock outstanding at that time.
The tax treatment of dividends and capital gain distributions as a participant in the Automatic Dividend Investment Plan are the same whether you participate in the Plan and reinvest your Fund distributions or whether you elect not to participate in the Plan and receive all your Fund distributions in cash (i.e., capital gains and income are realized, although cash is not received by the shareholder).
At present there is no charge for reinvested distribution purchases made under the Automatic Dividend Investment Plan.

40   Tri-Continental Corporation | 2026

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Cash Purchase Plan.
Under the Cash Purchase Plan, you may elect to purchase additional shares of the Fund’s Common Stock with cash dividends paid by other corporations in which stock is owned, or with cash purchase payments (including via ACH, as described below). Under the Cash Purchase Plan, the Servicing Agent may receive and invest other corporations’ distributions or cash payments made by you in additional shares of the Fund’s Common Stock (after deducting a $2 per-transaction
fee) in your accounts, as described above in the Fees and Expenses of the Fund table). Purchase orders received in connection with the Cash Purchase Plan are generally priced one time per week, typically each Wednesday (or the next available business day if the NYSE is not open for business on Wednesday), subject to the potential for the suspension of such purchases under certain circumstances. Cash purchase payments forwarded by you under the Cash Purchase Plan should be made payable to
Tri-Continental
Corporation and mailed to the following regular or overnight mail address:
Regular Mail:
Tri-Continental
Corporation
P.O. Box 219371
Kansas City, MO 64121-9371
Overnight Mail:
Tri-Continental
Corporation
801 Pennsylvania Ave., Ste 219371
Kansas City, MO 64105-1307
Checks for investment must be in U.S. dollars drawn on a domestic bank. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Fund does not accept cash, credit card, convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.
Automated Clearing House (ACH).
If you elect to participate in the Cash Purchase Plan, you may establish the ACH privilege on your account, which allows you to transfer money directly from your bank account by electronic funds transfer to be invested in additional shares of Common Stock for your
Direct-at-Fund
Account.
You may elect to participate, change your election, or terminate participation in any investment option available under the Investment Plans at any time by completing the
“Tri-Continental
Corporation Authorization Form” (which provides details for each of the investment options available under the Investment Plans) available at columbiathreadneedleus.com. There is no minimum additional investment. Purchases and sales of shares of the Fund’s Common Stock (other than for tax-deferred
retirement plan accounts) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control), subject to certain limited exceptions at the sole discretion of the Fund.
Stockholders may elect to terminate participation in the Investment Plans at any time by contacting the Servicing Agent (note that a minimum notice in advance of a pending transaction may be required) in writing. The Investment Plans, with respect to a
Direct-at-Fund
Account, will terminate automatically upon full liquidation of the account. If your shares are held in book credit form, you may terminate your participation in the Investment Plans and (i) receive a certificate for all or a part of your shares, or (ii) have all or a part of your shares sold for you by the Fund, and retain any unsold shares in book credit form or receive a certificate for any unsold shares. If you elect to have shares sold, you will receive the proceeds from the sale. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Investment Plans to have shares sold in the above manner. Instructions must be signed by all registered stockholders and should be sent to the Fund at the address above. This will not affect the date on which your instruction to sell shares is actually processed. If your
Direct-at-Fund
Account is terminated between the record and payment dates of a Fund distribution, the distribution payment will be made in cash. The Servicing Agent may amend or terminate the Investment Plans at any time upon written notice to stockholders. Additional information about the Investment Plans is available by contacting the Servicing Agent at the contact information noted above. As of August 10, 2026, 7,449 stockholders, owning approximately 18,079,465 shares of Common Stock, were using the Investment Plans.

Tri-Continental Corporation | 2026   41

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

The Fund, in connection with its Investment Plans, acquires and issues shares of its own Common Stock, as needed, to satisfy the requirements of the Investment Plans. A total of 17,249 shares were issued to the participants of the Cash Purchase Plan during the period for proceeds of $604,372, a weighted average discount of 10.56% from the NAV of those shares. In addition, a total of 750,759 shares were issued at market price in distributions during the period for proceeds of $25,923,931, a weighted average discount of 9.38% from the NAV of those shares.
For the six months ended June 30, 2026, the Fund purchased 247,378 shares of its Common Stock from the Cash Purchase Plan participants at a cost of $8,352,256, which represented a weighted average discount of 10.29% from the NAV of those acquired shares.
On September 8, 2025, the Fund’s Board approved the Fund’s stock repurchase program, under which the Fund repurchases up to 5% of the Fund’s outstanding Common Stock during the year directly from Stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the NAV of a share of Common Stock over its market price (the discount) is greater than 10%; however, in order to facilitate the required distributions, no repurchases will be made during the period between the declaration date and the ex-dividend
date for Fund distributions. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares of Common Stock outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares, and increase the liquidity of the Fund’s Common Stock in the marketplace. For the six months ended June 30, 2026, the Fund purchased 613,685 shares of its Common Stock in the open market at an aggregate cost of $20,379,183, which represented a weighted average discount of 10.52% from the NAV of those acquired shares.
Shares of Common Stock repurchased to satisfy the Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are no longer outstanding.
Warrants
At June 30, 2026, the Fund reserved 193,859 shares of Common Stock for issuance upon exercise of 8,014 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.
Assuming the exercise of all Warrants outstanding at June 30, 2026, net assets would have increased by $180,289 and the net asset value of the Common Stock would have been $38.02 per share. The number of Warrants exercised during the six months ended June 30, 2026, was zero.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends—affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 8. Interfund Lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund entered into a master interfund lending agreement (the Interfund Program) with certain other funds advised by the Investment Manager or its affiliates (each a Participating Fund). The Interfund Program allows each Participating Fund to lend money directly to and, other than closed-end
funds (including the Fund) and money market funds, borrow money directly from other Participating Funds for temporary purposes through the Interfund Program (each an Interfund Loan).
A Participating Fund may make unsecured borrowings under the Interfund Program if its outstanding borrowings from all sources, including those outside of the Interfund Program, immediately after such unsecured borrowing under the Interfund

42   Tri-Continental Corporation | 2026

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Program are equal to or less than 10% of its total assets, provided that if the borrowing Participating Fund has a secured loan outstanding from any other lender, including but not limited to another Participating Fund, the borrowing Participating Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. A Participating Fund may not borrow through the Interfund Program or from any other source if its total outstanding borrowings immediately after a borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Participating Fund’s fundamental or non-fundamental
policy restriction.
No Participating Fund may lend to another Participating Fund through the Interfund Program if the loan would cause the lending Participating Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Participating Fund’s Interfund Loans to any one Participating Fund may not exceed 5% of the lending Participating Fund’s net assets at the time of the loan. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this limitation. Each Interfund Loan may be called on one business day’s notice by a lending Participating Fund and may be repaid on any day by a borrowing Participating Fund.
Loans under the Interfund Program are subject to the risk that the borrowing Participating Fund could be unable to repay the loan when due, and a delay in repayment to the lending Participating Fund could result in a lost opportunity by the lending Participating Fund to invest those loaned assets and additional lending costs. Because the Investment Manager provides investment management services to both borrowing and lending Participating Funds, the Investment Manager may have a potential conflict of interest in determining that an Interfund Loan is comparable in credit quality to other high-quality money market instruments. The Participating Fund has adopted policies and procedures that are designed to manage potential conflicts of interest, but the administration of the Interfund Program may be subject to such conflicts.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the six months ended June 30, 2026.
Note 9. Risks and uncertainties
An investment in the Fund involves risks, including market risk and concentration risk, among others. The value of the Fund’s holdings and the Fund’s net asset value may go down. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally.
Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Tri-Continental Corporation | 2026   43

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2026 (Unaudited)

Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
(10-Q),
annual
(10-K)
and, as necessary,
8-K
filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

44   Tri-Continental Corporation | 2026

APPROVAL OF MANAGEMENT AGREEMENT
June 30, 2026 (Unaudited)

Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to
Tri-Continental
Corporation (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund. The Investment Manager also provides investment advice and other services to other funds in the Columbia Fund family (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in March, April and June 2026, including reports providing the results of analyses performed by a third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses by the Investment Manager to written requests for information by independent legal counsel to the Independent Trustees (Independent Legal Counsel), to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees (including their subcommittees), such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee, in determining whether to continue the Management Agreement.
The Board, at its June 18, 2026 Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year
term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered such information as they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of the Management Agreement. Among other things, the information and factors considered included the following:

•
Information on the investment performance of the Fund relative to the performance of a group of funds determined to be comparable to the Fund by Broadridge, as well as performance relative to one or more benchmarks;

•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable funds, as determined by Broadridge;

•	Terms of the Management Agreement;

•	Descriptions of an agreement with an affiliate of the Investment Manager relating to the provision of stockholder services to the Fund;

•	Descriptions of various services performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;

•	Information regarding the resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services;

•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and

•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.

Tri-Continental Corporation | 2026   45

APPROVAL OF MANAGEMENT AGREEMENT (continued)
June 30, 2026 (Unaudited)

Nature, extent and quality of services provided by the Investment Manager
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager, as well as its history, expertise, resources and relative capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager. Among other things, the Board noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight over the past several years. The Board also took into account the broad scope of services provided by the Investment Manager to the Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2025 in the performance of administrative services, and noted the various enhancements anticipated for 2026. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and any other service agreement.
In addition, the Board discussed the acceptability of the terms of the Management Agreement, noting that no changes were proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of its overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund (on a NAV and market basis), (ii) the Fund’s performance relative to peers and benchmarks and (iii) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median relative to its peers based on information provided by Broadridge.
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s performance and reputation generally. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the performance of the Fund and the Investment Manager, in light of other considerations, supported the continuation of the Management Agreement.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective

46   Tri-Continental Corporation | 2026

APPROVAL OF MANAGEMENT AGREEMENT (continued)
June 30, 2026 (Unaudited)

of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current “pricing philosophy” such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports.
After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the levels of management fees and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing the Funds. The Board considered that the profitability generated by the Investment Manager in 2025 had increased slightly from 2024 levels due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of its overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement thus provides for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board observed, however, that there is limited potential for economies of scale that would inure to the benefit of shareholders, given the closed-end
nature of the Fund.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement. In reaching its conclusions, no single factor was determinative.
On June 18, 2026, the Board, including all of the Independent Trustees, determined that fees payable under the Management Agreement were fair and reasonable in light of the extent and quality of services provided and approved the renewal of the Management Agreement.

Tri-Continental Corporation | 2026   47

RESULTS OF MEETING OF STOCKHOLDERS
June 30, 2026 (Unaudited)

The 96th Annual Meeting of Stockholders of
Tri-Continental
Corporation (the Fund) was held on June 16, 2026 at the Marquette Hotel, 710 S. Marquette Avenue, Minneapolis, Minnesota 55402. Stockholders voted in favor of two Board of Directors’ recommended proposals. The description of each proposal and number of shares voted are as follows:
Proposal 1
To elect four directors to the Fund’s Board of Directors to serve until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified was as follows:

Director	For	Withheld
Brian J. Gallagher	34,281,901	2,269,266
Ryan C. Larrenaga	34,423,609	2,127,558
Nancy T. Lukitsh	34,471,254	2,079,913
Catherine James Paglia	33,280,873	3,270,294
Proposal 2
To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2026:

For	Against	Abstain
35,037,915	969,700	578,876

48   Tri-Continental Corporation | 2026

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Tri-Continental
Corporation
P.O. Box 219371
Kansas City, MO 64121-9371

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611, option 3. The prospectus should be read carefully before investing in the Fund. Tri-Continental Corporation is managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments
®
(Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2026 Columbia Management Investment Advisers, LLC.

columbiathreadneedleus.com/investor/	SAR240_(08/26)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement regarding basis for approval of Investment Advisory Contract is included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(1) Total Number of Shares Purchased	(2) Average Price Paid Per Share	(3) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(4) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
01-01-26 to 01-31-26	191,297	$33.08	191,297	2,487,833
02-01-26 to 02-28-26	166,483	$33.31	166,483	2,323,952
03-01-26 to 03-31-26	134,939	$32.08	134,939	2,190,381
04-01-26 to 04-30-26	187,189	$33.21	187,189	2,009,947
05-01-26 to 05-31-26	132,271	$34.52	132,271	1,881,219
06-01-26 to 06-30-26	65,508	$34.96	65,508	1,816,859

(1) The table reflects trade date + 1, rather than trade date, which is used for financial statement purposes; therefore, shares reflected may vary from capital stock activity presented in the shareholder report.

(2a) The registrant’s current stock repurchase program, which is reviewed at least annually by the registrant’s Board of Directors, was first approved by the registrant’s Board of Directors in 2009.

(2b) The registrant is authorized to repurchase up to 5% of its outstanding common stock directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market, the excess of the net asset value of a share of the registrant’s common stock over its market price (the discount) is greater than 10%; however, in order to facilitate the required distributions, no repurchases will be made during the period between the declaration date and the ex-dividend date for Fund distributions.

(2c) The registrant’s stock repurchase program has no expiration date.

(2d) Not Applicable

(2e) Not Applicable

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are effective and adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. During the period covered by this report, the Registrant transitioned to a new third-party service provider who performs certain accounting and administrative services for the Registrant that are subject to Columbia Threadneedle’s oversight.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR. Not applicable for semiannual reports.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tri-Continental Corporation

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date:	August 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	President and Principal Executive Officer

Date:	August 24, 2026

By:	/s/ Charles H. Chiesa
Name:	Charles H. Chiesa
Title:	Treasurer, Chief Financial Officer, Chief Accounting Officer and Principal Financial Officer

Date:	August 24, 2026